ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

(the “Fund”)

Supplement to the Fund’s Statutory Prospectus

dated February 28, 2011, as supplemented

The following replaces the chart in the section entitled, “Summary — Aberdeen Global Fixed Income Fund — Portfolio Managers” beginning on page 96:

Name	Title	Length of Service on the Fund
Neil Moriarty	Senior Portfolio Manager	Since 2009
Kieron Nutbrown	Head of Global Macro	Since 2007*
Joanne Gilbert	Portfolio Manager, Global Macro	Since Inception*
Richard Dryer	Head of Global Credit	Since 2007*
Rich Smith	Portfolio Manager, Global Credit	Since 2009

* Includes Predecessor Fund

The following replaces the information in the section entitled, “Fund Management — Portfolio Management — Aberdeen Global Fixed Income Fund” beginning on page 142:

The Global Fixed Income Fund is managed by the Global Fixed Income Team. The Adviser’s and Subadvisers’ fixed income management structure comprises independent specialist investment teams who are charged with generating investment ideas in their area of specialization (interest rates, currency, security selection, emerging debt, and high yield), as well as specialist portfolio selection teams. Each investment team operates independently with its own investment process that seeks to maximize the value added in its market segment. The global portfolio selection team (PST) allocates the risk budget of the Fund among the specialist investment teams. The biweekly investment strategy meeting reviews overall portfolio positioning and the views of the specialist investment teams, and formulates broad investment strategies which are then implemented as appropriate by the Global PST. The Global Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Global Fixed Income Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Neil Moriarty, Senior Portfolio Manager

Neil Moriarty III is a senior portfolio manager on the US fixed income team. Neil joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses.  Neil joined Deutsche in 2002 from Swathmore/Cypress Capital Management where he worked in fixed income portfolio management. Previously, Neil worked for Chase Securities in fixed income trading and research. Prior to that, Neil worked for Paine Webber in fixed income trading and research.

Kieron Nutbrown, Head of Global Macro

Kieron Nutbrown is head of the global macro team and has over 18 years experience as a portfolio manager in global fixed income, currency and global macro. Kieron joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Kieron joined Credit Suisse as Head of currency management in May 2007, where he was also responsible for running global fixed income portfolios. Prior to that, Kieron was a portfolio manager at Black River Asset Management, responsible for managing their global macro hedge fund. Before this he ran the Asset Allocation team at AXA Investment Managers.

Joanne Gilbert, Portfolio Manager, Global Macro

Joanne Gilbert is a global fixed income portfolio manager. Joanne joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. Joanne joined Credit Suisse in 1992 as head of trading and execution and became a fixed income portfolio manager in 1993. Since then, Joanne has led some of Credit Suisse’s key initiatives; she implemented Credit Suisse’s first performance attribution system in 1994 and formed Credit Suisse’s first dedicated client service team in 2000, where she remained Head of the Client Account Management until April 2005. Prior to that, Joanne worked for seven years as an assistant fund manager at Chase Manhattan Investment Group, followed by a proprietary trading position at Mitsubishi Trust International.

Richard Dryer, Head of Global Credit

Richard Dryer is the head of EMEA credit and head of global credit products. Richard joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management. At Credit Suisse he was the head of European and UK fixed income. Richard joined Credit Suisse from Insight Investment Management where he was head of UK institutional credit. Prior to that, Richard worked at Schroder Investment Management as a portfolio manager.

Rich Smith, Portfolio Manager, Global Credit

Rich Smith is a member of the global credit team and senior portfolio manager on the European investment grade team. Rich joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005.  Rich held the same role at Deutsche Asset Management in London, which he joined in 1998 as part of the graduate scheme.

This Supplement is dated November 14, 2011.

Please keep this supplement for future reference.

ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information

dated February 28, 2011, as supplemented

The following replaces the information related to portfolio manager ownership of the Aberdeen Global Fixed Income Fund in the section entitled, “Investment Advisory and Other Services — Portfolio Managers” beginning on page 121 of the Fund’s Statement of Additional Information:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned as of September 30, 2011
Neil Moriarty	Global Fixed Income Fund	$0
Kieron Nutbrown	Global Fixed Income Fund	$0
Joanne Gilbert	Global Fixed Income Fund	$0
Richard Dryer	Global Fixed Income Fund	$0
Rich Smith	Global Fixed Income Fund	$0

The following is added to the Aberdeen Asset Management Investment Services Limited portion of the chart in the section entitled “Other Managed Accounts” beginning on page A-5 of the Fund’s Statement of Additional Information:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of September 30, 2011)
Neil Moriarty	Mutual Funds: 4 accounts, $331.59 total assets Other Pooled Investment Vehicles: 13 accounts, $849.13 total assets Other Accounts: 85 accounts, $8,145.99 total assets
Kieron Nutbrown

Mutual Funds: 4 accounts, $443.6 total assets

Other Pooled Investment Vehicles: 70 accounts, $8,861.12 total assets

Other Accounts: 212 accounts, $31,303.60 total assets (5 accounts, $761.92 total assets of which the advisory fee is based on performance)

Joanne Gilbert

Mutual Funds: 4 accounts, $443.6 total assets

Other Pooled Investment Vehicles: 70 accounts, $8,861.12 total assets

Other Accounts: 212 accounts, $31,303.60 total assets (5 accounts, $761.92 total assets of which the advisory fee is based on performance)

Richard Dryer

Mutual Funds: 4 accounts, $443.6 total assets

Other Pooled Investment Vehicles: 70 accounts, $8,861.12 total assets

Other Accounts: 212 accounts, $31,303.60 total assets (5 accounts, $761.92 total assets of which the advisory fee is based on performance)

Rich Smith

Mutual Funds: 4 accounts, $443.6 total assets

Other Pooled Investment Vehicles: 70 accounts, $8,861.12 total assets

Other Accounts: 212 accounts, $31,303.60 total assets (5 accounts, $761.92 total assets of which the advisory fee is based on performance)

This Supplement is dated November 14, 2011.